                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION

                            STOCK PURCHASE AGREEMENT

            This STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into this 28th day of July 2004 (the "Transfer Date"), but is effective as of 12:01 a.m. Hong Kong time on July 1, 2004 (the "Effective Date"), by and among APPLICA INCORPORATED ("AI"), a company organized and existing under the laws of the State of Florida, REMDALE INVESTMENTS LIMITED, a company organized and existing under the laws of the British Virgin Islands, and PPC INDUSTRIES LIMITED, a company organized and existing under the laws of the British Virgin Islands (each a "Seller", and collectively, the "Sellers") and CENTRAL GOLD WORLDWIDE LIMITED, a company organized and existing under the laws of the British Virgin Islands (the "Buyer"). The Sellers and the Buyer are collectively referred to herein as the "Parties", and each individually as a "Party".

                                    RECITALS

            The Sellers collectively own all of the issued and outstanding shares of capital stock (the "Stock") of Applica Durable Manufacturing Limited (the "Existing Name"), a company organized and existing under the laws of Hong Kong (the "Corporation"). Schedule A hereto sets forth the respective ownership of the Stock of each Seller.

            Contemporaneously herewith, certain of the affiliates of the Sellers are entering into a supply agreement (the "Supply Agreement") relating to the manufacture and supply by the Buyer's affiliate to certain affiliates of the Sellers of certain products for an initial term ending December 31, 2015 upon the terms and conditions thereof.

            The Parties desire that the Buyer acquire the Stock and the Sellers desire to sell the Stock on the terms and conditions hereinafter set forth.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, mutually agree as follows:

            1. SALE AND PURCHASE OF THE STOCK.

                  The Sellers, jointly and severally, hereby sell, convey, transfer, and assign, upon the terms and conditions hereinafter set forth, to the Buyer, free and clear of all liens, pledges, claims, and encumbrances of every kind, nature and description (an "Encumbrance"), and the Buyer hereby purchases and accepts from the Sellers, the Stock. The Sellers shall sell the Stock accompanied by stock powers or other appropriate bills of sale, duly endorsed or executed by the respective Seller.

            2. PURCHASE PRICE.

                  As consideration for the Stock, the Buyer hereby agrees to pay to the Sellers the adjusted book value of the Corporation as of the Effective Date as set forth on Schedule B, which is derived from the books and records normally maintained by the Corporation (the "Purchase Price"). The Purchase Price shall be payable as follows:

                  (a) The inter-company receivables due to the Corporation (the "Receivables") from the Sellers and any of their affiliates as of the Transfer Date shall be credited against the Purchase Price (it being understood that (i) such Receivables shall be assigned on the Transfer Date by the Corporation to the Sellers and (ii) any transaction after the Effective Date shall be for the account of the Buyer (except to the extent set forth in Section 7(e));

                  (b) USD 5,000,000 or the remainder of the Purchase Price (whichever is less) in cash within ten (10) business days of the Transfer Date; and

                  (c) If applicable, the Purchase Price minus the sum of clauses
(a) and (b) of this Section 2 (the "Balance") in the following manner: USD 2,000,000 of the Balance on February 1, 2005 and the remainder of the Balance on July 1, 2005; provided, however, that to the extent the Balance is less than USD 0, the Sellers shall refund the Balance to the Buyer on February 1, 2005.

      The Buyer shall have the right to review the calculation of the amount of the Receivables. If the Buyer objects to the same, it shall notify the Sellers no later than fifteen (15) days after the Transfer Date of its objections together with the basis for its objections in reasonable detail. The Parties shall thereafter negotiate in good faith to reach agreement. If the Parties are unable to reach agreement, they shall employ the Dispute Resolution procedures set forth in the Supply Agreement.

            3. SELLERS' REPRESENTATIONS AND WARRANTIES.

                  To induce the Buyer to enter into this Agreement, and for the benefit of the Buyer, the Sellers, jointly and severally, represent and warrant, on behalf of themselves and the Corporation as follows:

                  (a) CORPORATE EXISTENCE AND QUALIFICATION.

                  The Corporation and each Seller is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation; and each has the requisite corporate power to own, operate, manage, lease and hold its assets and properties and to carry on its business as and where such assets and properties are presently located and such business is presently conducted.

                  (b) CAPITALIZATION AND OWNERSHIP OF STOCK.

                  The authorized and issued capital of the Corporation immediately prior to and as of the Transfer Date is as set forth on Schedule A, all of which have been validly issued, fully paid, and non-assessable and are owned by the Sellers as set forth on such schedule. The Sellers collectively have good and unencumbered title to the Stock and there are no restrictions on any of their rights to transfer the Stock to the Buyer pursuant to this Agreement. Other than this Agreement, there are no outstanding options, warrants, or other rights to purchase or subscribe for, or contracts or commitments to issue, or any interests, instruments, evidences of indebtedness, or other securities convertible in any manner into, the shares of the Corporation's Stock.

                  (c) TITLE TO PROPERTIES AND ASSETS.

                  The Corporation has good and marketable title to all of its real and personal assets and properties reflected in its June 30, 2004 balance sheet (except for those assets and properties disposed of subsequent to that date in the ordinary course of business). Such assets and properties are not subject to any Encumbrance, except for Encumbrances for the payment of governmental or other taxes and other Encumbrances incidental to the conduct of the Corporation's business or the ownership of its assets or properties, which do not in the aggregate materially detract from the value of the Corporation's assets and properties taken as a whole or materially impair the use thereof in the operation of its business.

All leases pursuant to which the Corporation leases any substantial portion of real or personal property are valid and in effect as of the date hereof in accordance with their respective terms.

                  (d) AUTHORITY, APPROVAL AND ENFORCEABILITY.

                  This Agreement has been duly executed and delivered by each of the Sellers, and each of them has all requisite corporate power and legal capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby, and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by all appropriate corporate action of the Sellers. This Agreement constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, except as such enforceability may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors' rights and remedies generally.

                  (e) AGREEMENT NOT IN BREACH OF OTHER INSTRUMENTS.

                  Neither the execution and delivery of this Agreement nor the carrying out of the transactions contemplated hereby will violate or conflict with any of the terms, conditions or provisions of the Corporation's or any Seller's charter documents; violate any material law applicable to the Corporation or any Seller; violate, conflict with, result in a breach of, constitute a default under (whether with or without notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or give any other Party the right to terminate, any agreement or contract binding upon or applicable to the Corporation or any Seller; except such violation, conflict or breach as would not result in a material adverse effect to the Corporation or any Seller; or result in the creation of any Encumbrance on any property of the Corporation or any Seller, except any such Encumbrance as would not result in a material adverse effect to the Corporation or any Seller.

                  (f) LEGAL ACTION.

                  There are no unsatisfied judgments, injunctions, stipulations, orders or decrees against the Corporation or any Seller nor are there any litigation, arbitration or other proceedings or investigations, by any person or entity, pending or, to the Corporation or any Seller's knowledge, threatened against the Corporation or any Seller which relate to the Agreement and the transactions contemplated hereby, or which, if determined adversely to the Corporation or any Seller, would have a material adverse effect on the Agreement and the transactions contemplated hereby.

                  (g) NO MATERIAL ADVERSE CHANGE.

                  There has been no material adverse change in the assets, liabilities and results of operations of the Corporation since the Effective Date.

            Except for the foregoing representations and warranties, the Stock is hereby conveyed "as is, where is" without any representation or warranty of any kind.

            4. BUYER'S REPRESENTATIONS AND WARRANTIES.

            To induce the Sellers to enter into this Agreement, and for the benefit of the Sellers, the Buyer hereby represents and warrants as follows:

                  (a) CORPORATE EXISTENCE AND QUALIFICATION.

                  The Buyer is a corporation duly organized and validly existing under the laws of the British Virgin Islands; and the Buyer has the requisite corporate power to own, operate, manage, lease and hold its assets and properties and to carry on its business as and where such assets and properties are presently located and such business is presently conducted.

                  (b) AUTHORITY, APPROVAL AND ENFORCEABILITY.

                  This Agreement has been duly executed and delivered by the Buyer, and the Buyer has all requisite corporate power and legal capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby, and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by all appropriate corporate action of the Buyer. This Agreement constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors' rights and remedies generally.

                  (c) AGREEMENT NOT IN BREACH OF OTHER INSTRUMENTS.

                  Neither the execution and delivery of this Agreement nor the carrying out of the transactions contemplated hereby will violate or conflict with any of the terms, conditions or provisions of the Buyer's charter documents; violate any material law applicable to the Buyer or its affiliates, including, but not limited to the laws of the State Administration of Foreign Exchange of the People's Republic of China and; violate, conflict with, result in a breach of, constitute a default under (whether with or without notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or give any other Party the right to terminate, any agreement or contract binding upon or applicable to the Buyer; except such violation, conflict or breach as would not result in a material adverse effect to the Buyer; or result in the creation of any Encumbrance on any property of the Buyer, except any such Encumbrance as would not result in a material adverse effect to the Buyer.

                  (d) ABILITY TO BEAR RISK; BUSINESS KNOWLEDGE AND EXPERIENCE.

                  The Buyer (i) can bear the economic risk of the purchase of the Stock, including the complete loss of the Buyer's investment, and (ii) has sufficient knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the purchase of the Stock.

                  (e) ABSENCE OF REPRESENTATIONS AND WARRANTIES.

                  The Buyer confirms that none of the Corporation, any Seller or anyone purportedly acting on behalf of the Corporation or any Seller has made any representations, warranties, agreements, or statements other than those contained herein respecting the business, affairs, financial condition, plans, or prospects of the Corporation nor has the Buyer relied on any representations, warranties, agreements, or statements in the belief that they were made on behalf of any of the foregoing nor has the Buyer relied on the absence of any such representations, warranties, agreements, or statements in reaching the Buyer's decision to purchase the Stock.

                  (f) LEGAL ACTION.

                  There are no unsatisfied judgments, injunctions, stipulations, orders or decrees against the Buyer nor are there any litigation, arbitration or other proceedings or investigations, by any person or entity, pending or, to the Buyer's knowledge, threatened against the Buyer which relate to the Agreement and the transactions contemplated hereby, or which, if determined adversely to the Buyer, would have a material adverse effect on the Agreement and the transactions contemplated hereby.

            5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Parties in this Agreement shall terminate at the close of business on the date that is one (1) year from the Effective Date.

            6. OTHER AGREEMENTS.

                  (a) DIVIDENDS.

                  The Sellers shall have caused all of the estimated retained earnings of the Corporation as of the day before the Effective Date to be distributed to the applicable shareholders.

                  (b) AAL SAN PO KONG FACILITY.

                  The Parties shall have entered into a lease and/or other relevant agreement with respect to the Sellers or any of their respective affiliates' right to remain at such portion of the facility located at 1/F, Efficiency House, 35 Tai Yau Street, San Po Kong, Kowloon, Hong Kong (the "AAL San Po Kong Facility") currently occupied by the employees of Applica Asia Limited until December 31, 2005 at no cost.

                  (c) EMPLOYEES.

                  After the Transfer Date, the Sellers shall have no continuing obligation with respect to any employees of the Corporation; provided, however, that Mr. Lai Kin, Mr. Lam King Loi and Ms. Eliza Lai shall terminate their employment with the Corporation as of the Transfer Date and the Sellers shall be responsible for any continuing obligations, if any, to such persons.

                  (d) CREDIT FACILITIES.

                  As of the Transfer Date, the Sellers and their affiliates shall be released from any and all obligations arising in connection with any credit facilities of the Corporation and shall have received written confirmation to such effect.

                  (e) NAME CHANGE.

                  As of the Transfer Date, the Buyer shall have changed the Existing Name of the Corporation to a new name which shall make no reference to "Applica."

                  (f) DELIVERABLES.

                  Each Party hereto shall have delivered a closing certificate, duly executed by an authorized officer, in form and substance reasonably satisfactory to the other Parties hereto certifying, among other things, as to its corporate authority and board approval to enter into the transactions contemplated hereby. The Buyer shall also have delivered original certificates of insurance or true copies of insurance policies as required pursuant to Section 11 of the Supply Agreement. The Parties hereto shall have executed and delivered a Transition Services Agreement in the form of Exhibit C attached hereto; the Corporation and the Sellers shall have entered into an Assignment Agreement with respect to the Receivables in the form of Exhibit D attached hereto; the Parties shall have executed and delivered the Bought and Sold Notes and Instruments of Transfer in the forms attached hereto as Exhibit E and the Buyer shall have paid the applicable stamp duties.

            7. POST-CLOSING AGREEMENTS.

                  (a) EXCLUDED ASSETS.

                  The Parties acknowledge and agree that (i) certain tooling currently owned by the Corporation with a book value of approximately USD 3,000,000, as listed on Exhibit A-1 attached hereto (the "Durable Excluded Assets") and (ii) all physical assets located at the AAL San Po Kong Facility, as listed on Exhibit A-2 (the "AAL Excluded Assets", together with the Durable Excluded Assets, the "Excluded Assets") shall not constitute a part of the transactions contemplated hereby and all rights, title and interest to such Excluded Assets shall remain with the Sellers.

                  (b) TRANSFER OF DIE CASTING ASSETS.

                  Within one hundred twenty (120) days of the Transfer Date, the Sellers agree to cause their affiliate, Applica Manufacturing S. de R.L. de C.V, to transfer to the Buyer, at the Buyer's expense, the die casting equipment listed on Exhibit B hereto (the "Die Casting Assets") and the Buyer shall install, configure and ensure the good working order of such assets upon the transfer.

                  (c) PUBLICITY.

                  None of the Parties hereto shall issue or make, or cause to have issued or made, any public release or announcement concerning this Agreement or the transactions contemplated hereby, without the advance approval in writing of the form and substance thereof by each of the other Parties hereto, except as required by law, and the Parties shall endeavor jointly to agree on the text of any announcement or circular so approved or required.

                  (d) PRESERVATION OF AND ACCESS TO CERTAIN INFORMATION; COOPERATION.

                        (i) On and after the Transfer Date, the Buyer shall preserve all books and records of the Corporation for a period of seven
      (7) years commencing on the Transfer Date, and thereafter, shall not destroy or dispose of such records without giving notice to the Sellers of such pending disposal and offering the Sellers such records. In the event that the Sellers have not requested such materials within ninety (90) days following the receipt of notice from the Buyer, the Buyer may proceed to destroy or dispose of any books and records of the Corporation on or after the tenth anniversary of the Transfer Date.

                        (ii) From and after the Transfer Date, the Buyer shall
      (a) afford the Sellers and their representatives reasonable access upon reasonable prior notice during normal business hours, to all employees, officers, properties, agreements, records, books and affairs of the Buyer relating to the Corporation, including, without limitation, the Engineering Documentation Library, and provide copies of such information concerning the Corporation as the Sellers may reasonably request in connection with the preparation of any tax returns, any judicial, quasi-judicial, administrative, tax, audit or arbitration proceeding, the preparation of any financial statements or reports required in accordance with applicable laws and in connection with the defense of any Third Party Claims and (b) cooperate fully with the Sellers for any proper purpose.

                  (e) ADEL RECEIVABLES.

                  All receivables due to Applica Durable Electric Limited from third party customers (the "ADEL Receivables") arising from and after the Effective Date through the Transfer Date shall be for the account of the Sellers. The payments in respect of such receivables shall be transferred to the Sellers within fifteen (15) days of such request from the Sellers; provided, however, that (i) the invoice issued by the Corporation for the products purchased by Applica Durable Electric Limited for shipment to third party customers related to such ADEL Receivables is paid in full, and (ii) the Buyer shall have the right to review the calculation of the amount of the ADEL Receivables and the payments in respect thereof. If the Buyer objects to the same, it shall notify the Sellers no later than fifteen (15) days after the Sellers' request for payment together with the basis for its objections in reasonable detail. The Parties shall thereafter negotiate in good faith to reach agreement. If the Parties are unable to reach agreement, they shall employ the Dispute Resolution procedures set forth in the Supply Agreement.

                  (f) BALANCE SHEET DISPUTES.

                  In the event that during the period commencing on the Transfer Date and ending two (2) years thereafter, the Parties have any dispute regarding the Corporation's June 30, 2004 balance sheet or any other matters directly related to such balance sheet, which is not subject to indemnification pursuant to Section 8 of this Agreement, the Parties shall negotiate in good faith to reach an agreement with respect to such dispute. The failure to resolve any such dispute shall not result in any liability on the part of the Sellers to the Buyer or to any third party under this Section 7(f).

                  (g) FURTHER ASSURANCES.

                  The Parties shall execute and deliver all such other instruments and documents and take all such other actions as any Party may reasonably request from time to time in order to effectuate the transactions contemplated hereby. The Parties shall cooperate with each other and with their respective counsel and accountants in connection with any of their respective obligations under this Agreement.

            8. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE SELLERS.

                  For purposes of this Section, a Party making a claim for indemnity is hereinafter referred to as an "Indemnified Party" and the Party against whom such claim is asserted is hereinafter referred to as the "Indemnifying Party." The Sellers shall indemnify the Buyer and its affiliates against and hold them harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such Indemnified Party to the extent arising from (i) any breach of any representation or warranty of any Seller contained in this Agreement; (ii) any breach of any agreement or covenant of any Seller contained in this Agreement and (iii) any claims relating to products sold by the Corporation prior to the Transfer Date; provided, however, that no Seller shall have any liability for any breach if the Buyer had knowledge of such breach as of the date hereof and for any breach to the extent the liability or obligation was exacerbated as a result of any action taken or omitted to be taken by the Buyer or any of its affiliates; provided, further, however, that the Sellers' liability hereunder shall in no event exceed the Purchase Price.

                  (b) INDEMNIFICATION BY THE BUYER.

                  The Buyer shall indemnify the Sellers and their affiliates against and hold them harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by any such Indemnified Party to the extent arising from (i) any breach of any representation or warranty of the Buyer contained in this Agreement, (ii) any breach of any agreement or covenant of the Buyer contained in this Agreement; and (iii) any liability or obligation arising after the Transfer Date in connection with any credit facilities of the Corporation or any employee of the Corporation (except in the case of Mr. Lai Kin, Mr. Lam King Loi and Ms. Eliza
Lai); provided, however, that the Buyer shall not have any liability for any breach if any of the Sellers had knowledge of such breach as of the date hereof and for any breach to the extent the liability or obligation was exacerbated as a result of any action taken or omitted to be taken by any Seller or any of their affiliates.

                  (c) LIMITATIONS ON LIABILITY.

                  Notwithstanding any provision herein, neither any Seller nor the Buyer shall in any event be liable to the other Party or its affiliates of any indemnity obligation set forth in Section 8(a) or 8(b) for any indirect, consequential, special, incidental or punitive damages (including, but not limited to, loss profits, loss of use, damage to goodwill or loss of business).

                  (d) LOSSES NET OF INSURANCE.

                  The amount of any loss, liability, claim, damage, or expense for which indemnification is provided pursuant to this Section shall be net of any amounts recovered or recoverable by the Indemnified Party under insurance policies with respect to such loss, liability, claim, damage, or expense (collectively, a "Loss") and shall be reduced to take account of any net tax benefit (including as a result of any basis adjustment) actually realized by the Indemnified Party arising from the incurrence or payment of any such Loss.

                  (e) TERMINATION OF INDEMNIFICATION.

                  The obligations to indemnify and hold harmless a Party hereto pursuant to this Section shall terminate at the time the applicable representation or warranty terminates pursuant to Section 5.

                  (f) PROCEDURES.

                  All claims by any Indemnified Party shall be asserted and resolved in accordance with the following provisions. If any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party is asserted against or sought to be collected from such Indemnified Party by a third party (a "Third Party Claim"), the Indemnified Party shall with reasonable promptness (but in no event later than ten (10) days after the Third Party Claim is so asserted or sought against the Indemnified Party) notify in writing the Indemnifying Party of such Third Party Claim enclosing a copy of all pages served and stating with reasonable specificity the circumstances of the Indemnified Party's claim for indemnification; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced. After receipt by the Indemnifying Party of such notice, then upon reasonable notice from the Indemnifying Party to the Indemnified Party, or upon the request of the Indemnified Party, the Indemnifying Party shall defend, manage and conduct any proceedings, negotiations or communications involving any claimant whose claim is the subject of the Indemnified Party's notice to the Indemnifying Party as set forth above, and shall take all actions necessary, including but not limited to the posting of such bond or other security as may be required by any governmental authority, so as to enable the Third Party Claim to be defended against or resolved without expense or other action by the Indemnified Party. Upon request of the Indemnifying Party, the Indemnified Party shall, to the extent it may legally do so and to the extent that it is compensated in advance by the Indemnifying Party for any costs and expenses thereby incurred: (i) take such action as the Indemnifying Party may reasonably request in connection with such action, (ii) allow the Indemnifying Party to dispute such action in the name of the Indemnified Party and conduct a defense to such action on behalf of the Indemnified Party, and (iii) render to the Indemnifying Party all such assistance as the Indemnifying Party may reasonably request in connection with such dispute and defense.

                  (g) INDEMNIFICATION BASKET.

                  Neither Party shall be required to make any indemnification payment for any Third Party Claim unless the aggregate of all amounts for which indemnity would be payable by such Party exceeds USD 250,000 (except as relates to any indemnification referred to in Section 8(a)(iii)) in any indemnification year beginning on the Transfer Date (the "Basket Amount"), and, in such event, such Party shall be responsible for only the amount in excess of the Basket Amount.

            9. BROKERS AND FINDERS.

                  Each of the Parties hereto represents and warrants to the others that it has not employed or retained any broker or finder in connection with the transactions contemplated by this Agreement nor has it had any dealings with any person that may entitle that person to a fee or commission from any other Party hereto. Each of the Parties indemnifies and holds the others harmless from and against any claim, demand, or damages whatsoever by virtue of any arrangement or commitment made by it with or to any person that may entitle such person to any fee or commission from the other Parties to this Agreement.

            10. GENERAL PROVISIONS.

                  (a) NOTICES.

                  Any notice, request, instruction, correspondence or other document to be given hereunder by any Party hereto to another (herein collectively called "Notice") shall be in writing and in the English language and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by facsimile (with confirmation), or by a reputable overnight delivery service, as follows:

                       If to the Buyer, to:

                       CENTRAL GOLD WORLDWIDE LIMITED
                       AMS Trustees Limited
                       P.O. Box 116
                       Road Town, Tortola
                       British Virgin Islands

                       with a copy given in the manner
                       prescribed above to:

                       ELEC-TECH INTERNATIONAL (H.K.) COMPANY LIMITED 1501, 15/F, 100 Canton Road
                       TsimShaTsui, Hong Kong
                       Attention: General Manager
                       Phone No.: (0756) 3390868
                       Facsimile No.: (0756) 3390606
                       Phone No.: (852) 2375-1296
                       Facsimile No.: (852) 2375-1385

                       with a copy given in the manner
                       prescribed above to:

                       Holland & Knight LLP
                       701 Brickell Avenue, Suite 3000
                       Miami, Florida 33131
                       Attention: Rodney H. Bell
                       Phone No.: (305) 374-8500
                       Facsimile No.: (305) 789-7799

                       If to the Sellers, to each in care of:

                       APPLICA INCORPORATED
                       5980 Miami Lakes Drive
                       Miami Lakes, Florida 33014
                       Attention: Legal Department
                       Phone No.: (305) 816-7025
                       Facsimile No.: (305) 816-9616

                       with a copy given in the manner
                       prescribed above to:

                       Greenberg Traurig, P.A.
                       1221 Brickell Avenue
                       Miami, Florida 33131
                       Attention: Paul Berkowitz
                       Phone No.: (305) 579-0500
                       Facsimile No.: (305) 579-0717

            Each of the above addresses for notice purposes may be changed by providing appropriate notice hereunder. Notice given by personal delivery or certified mail shall be effective upon actual receipt. Notice given by facsimile shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next normal business day if not received during the recipient's normal business hours. Notice given by overnight delivery shall be effective on the next business day if the package containing the notice was timely delivered to the delivery service. All Notices by facsimile shall be confirmed by the sender thereof promptly after transmission in writing by registered mail or personal delivery. Anything to the contrary contained herein notwithstanding, notices to any Party hereto shall not be deemed effective with respect to such Party until such Notice would, but for this sentence, be effective both as to such Party and as to all other persons to whom copies are provided above to be given.

                  (b) BINDING NATURE OF AGREEMENT; ASSIGNMENT.

                  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted heirs, personal representatives, successors, and assigns; but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by any Party hereto without the prior written consent of the other Parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the Parties hereto and their respective permitted heirs, personal representatives, successors, and assigns, any rights, benefits or obligations hereunder.

                  (c) ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

                  This Agreement, together with all exhibits and schedules attached hereto, and the Supply Agreement constitute the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no warranties, representations or other agreements among the Parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing and duly approved by each of the Parties hereto.

                  (d) GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

                  The provisions of this Agreement and the documents delivered pursuant hereto shall be governed by and construed in accordance with the laws of the State of Florida (excluding any conflict of law rule or principle that would refer to the laws of another jurisdiction). Each Party hereto irrevocably submits to the exclusive jurisdiction of the federal and state courts located in Miami-Dade County, the State of Florida, in any action or proceeding arising out of or relating to this Agreement, and each Party hereby irrevocably agrees that all claims in respect of any such action or proceeding must be brought and/or defended in such courts. Each Party hereto consents to service of process by any means authorized by the applicable law of the forum in any action brought under or arising out of this Agreement, and each Party hereto irrevocably waives, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any of such courts. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER.

                  (e) PROVISIONS SEPARABLE.

                  The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                  (f) INDULGENCES NOT WAIVERS.

                  Neither the failure nor any delay on the part of any Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or of any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence (regardless of whether similar). No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

                  (g) COSTS AND EXPENSES.

                  Each Party hereto shall bear its own costs and expenses, including legal and accounting fees, incurred in connection with the negotiation, preparation, execution and closing of this Agreement, and all transactions contemplated hereby.

                  (h) TITLES NOT TO AFFECT INTERPRETATION.

                  The titles of paragraphs and subparagraphs contained in this Agreement are for convenience of reference only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

                  (i) EXECUTION IN COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party. A facsimile signature will have the same force and effect as an original signature.

                  (j) EXCLUSIVE RIGHTS AND REMEDIES.

                  The rights and remedies provided by this Agreement are the sole and exclusive rights and remedies in the event of any breach of any representation, warranty, agreement or covenant by any Party hereto and shall exclude any other rights or remedies to which any Party may be lawfully entitled (other than claims of or causes of action arising from fraud).

                  (k) REFERENCES.

                  Whenever required by the context, and is used in this Agreement, the singular number shall include the plural and pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identification of the person may require. References to monetary amounts, specific named statutes and generally accepted accounting principles are intended to be and shall be construed as references to United States dollars, statutes of the United

States of the stated name and United States generally accepted accounting principles, respectively, unless the context otherwise requires.

                  (l) CONSTRUCTION.

                  The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any Party hereto irrespective of which Party caused such provisions to be drafted. Each of the Parties hereto acknowledges that it has been represented by an attorney in connection with the preparation and execution of this Agreement.

                  (m) ATTORNEYS' FEES.

                  In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the Parties hereto agree that the prevailing Party or Parties shall be entitled to recover from the other Party or Parties upon final judgment on the merits reasonable attorneys' fees (and sales taxes thereon, if any), including attorneys' fees for any appeal, and costs incurred in bringing such suit or proceeding.

                  (n) NUMBER OF DAYS.

                  In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays, and holidays celebrated in the United States; provided, however, that if the final day of any period falls on a Saturday, Sunday, or holiday celebrated in the United States, then the final day shall be deemed to be the next day which is not a Saturday, Sunday, or holiday celebrated in the United States.

                  (o) INDEPENDENT CONTRACTORS.

                  The Parties are and shall be independent contractors to one another, and nothing herein shall be interpreted, construed of or otherwise cause this Agreement to be deemed to create an agency, partnership, or joint venture between the Parties. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer or employee between the Parties.

            IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.

                                     SELLERS:

                                     APPLICA INCORPORATED:

                                     By: /s/ Harry D. Schulman
                                        -------------------------------------
                                        Harry D. Schulman
                                        President and Chief Executive Officer

                                     REMDALE INVESTMENTS LIMITED:

                                     By: /s/ David J. Thomas
                                        -------------------------------------
                                        David J. Thomas
                                        Director

                                     PPC INDUSTRIES LIMITED:

                                     By: /s/ Terry Polistina
                                        -------------------------------------
                                        Terry Polistina
                                        Director

                                     BUYER:

                                     CENTRAL GOLD WORLDWIDE LIMITED:

                                     By: /s/ Oian Weiging
                                        -------------------------------------
                                        Oian Weiging
                                        Vice President

                                   SCHEDULE A

                      CAPITALIZATION AND OWNERSHIP OF STOCK

                                                      SHARE
       ENTITY                                       OWNERSHIP
---------------------------                     ------------------
Applica Incorporated                                6,156 A shares
                                                      550 B shares

PPC Industries Limited                          1,263,600 A shares
                                                   27,522 B shares

Remdale Investments Limited                         9,234 B shares

                               AUTHORIZED CAPITAL

                                 HK$ 65,399,500

                              ISSUED SHARE CAPITAL

                                 HK$ 65,353,100

                                   SCHEDULE B

            BALANCE SHEET OF THE CORPORATION AS OF THE EFFECTIVE DATE

HONG KONG DOLLAR PRESENTATION:

                                                  ADEL
                                                 PARAWIND      DURABLE - LOCAL  DURABLE - CON
                                             --------------   ----------------  --------------
CASH                                           1,682,070.49       8,177,754.31
A/R                                           30,662,139.07      55,218,007.68
A/R AFFIL                                    (10,278,528.51)    609,002,856.45
INVENTORY                                                       120,545,499.26
PREPAID EXPENSE                                    5,000.00       3,194,840.96
                                             --------------  -----------------
TOTAL CURRENT ASSETS                          22,070,681.05     796,138,958.66
                                             --------------  -----------------
INVESTMENTS                                                      25,110,419.81  (25,110,419.81)
FIXED ASSET                                                     191,404,176.37
OTHER ASSET
                                             ==============   ================  ==============
TOTAL ASSETS                                  22,070,681.05   1,012,653,554.84  (25,110,419.81)
                                             ==============   ================  ==============
LOAN FROM SHR
NOTES & ACCEPT
A/P                                           (3,118,779.27)   (224,590,384.86)
ACCRUED EXPENSE                                 (383,916.00     (54,122,869.01)
CUR TAX PAYABLE                                                  (6,187,434.17)
                                             --------------  -----------------
TOTAL CURRENT LIABILITIES                     (3,502,695.27)   (284,900,688.04)
                                             --------------  -----------------
L.T. DEBT                                                       (58,425,000.00)
DEF TAX L.T.                                                    (18,447,146.00)
                                             --------------  -----------------
TOTAL LIABILITIES                             (3,502,695.27)   (361,772,834.04)
                                             --------------  -----------------
COMMON STOCK                                 (18,073,010.33     (65,353,100.00)  18,172,970.76
PAID IN CAPITAL                                                (181,628,969.46)   6,937,449.05
TOTAL EXCHANGE
RETAINED EARNINGS                               (494,975.45)   (403,898,651.34)
TOTAL STOCKHOLDERS EQTY                      (18,567,985.78)   (650,880,720.80)  25,110,419.81
                                             ==============  =================  ==============
TOTAL LIABILITIES & EQUITY                   (22,070,681.05  (1,012,653,554.84)  25,110,419.81
                                             ==============  =================  ==============
BALANCE SHEET CHECK

ADM's June Stockholder's Equity               18,567,985.78     650,880,720.80  (25,110,419.81)
Less:
  Retained Earnings                              494,975.45     403,898,651.34

ADM Excluded Assets (Actual)                                     29,026,766.47

ADM for AAL Excluded Assets (Actual)                                  2,585.00

Included Assets-Die Cast Mexico (Actual)*                         1,019,965.42

                                             ==============  =================  ==============
ADM's June Adusted Book Value                 18,073,010.33     218,972,683.41  (25,110,419.81)
                                             ==============  =================  ==============

June Affiliates C/A less dividend            (10,773,503.96)    205,104,205.11

                                             ==============  =================  ==============
Balance due if we had closed June             28,846,514.29      13,868,478.30  (25,110,419.81)
                                             ==============  =================  ==============


                                                                                  DURABLE AND
                                                NOVOTEK LTD        DUBEL          AFFILIATES
                                               --------------  --------------  -----------------
CASH                                                 1,376.21                       9,861,201.01
A/R                                                                                85,880,146.75
A/R AFFIL                                         (273,464.96)                    598,450,862.98
INVENTORY                                                                         120,545,499.26
PREPAID EXPENSE                                                     36,336.60       3,236,177.56
                                               --------------  --------------  -----------------
TOTAL CURRENT ASSETS                              (272,088.75)      36,336.60     817,973,887.56
                                               --------------  --------------  -----------------
INVESTMENTS
FIXED ASSET                                                      3,959,633.44     195,363,809.81
OTHER ASSET                                                        173,918.86         173,918.86
                                               ==============  ==============  =================
TOTAL ASSETS                                      (272,088.75)   4,169,888.90   1,013,511,616.23
                                               ==============  ==============  =================
LOAN FROM SHR
NOTES & ACCEPT
A/P                                                                (13,733.35)   (227,722,897.48)
ACCRUED EXPENSE                                      1,675.00                     (54,505,110.01)
CUR TAX PAYABLE                                                                    (6,187,434.17)
                                               --------------  --------------  -----------------
TOTAL CURRENT LIABILITIES                            1,675.00      (13,733.35)   (288,415,441.66)
                                               --------------  --------------  -----------------
L.T. DEBT                                                                         (58,425,000.00)    7.79     (7,500,000.00)
DEF TAX L.T.                                                                      (18,447,146.00)
                                               --------------  --------------  -----------------
TOTAL LIABILITIES                                    1,675.00      (13,733.35)   (365,287,587.66)
                                               --------------  --------------  -----------------
COMMON STOCK                                            (2.00)    (100,000.00)    (65,353,141.57)
PAID IN CAPITAL                                                 (6,937,449.05)   (181,628,969.46)
TOTAL EXCHANGE
RETAINED EARNINGS                                  270,415.75    2,881,293.50    (401,241,917.54)
TOTAL STOCKHOLDERS EQTY                            270,413.75   (4,156,155.55)   (648,224,028.57)
                                               ==============  ==============  =================
TOTAL LIABILITIES & EQUITY                         272,088.75   (4,169,888.90) (1,013,511,616.23)
                                               ==============  ==============  =================
BALANCE SHEET CHECK

ADM's June Stockholder's Equity                   (270,413.75)   4,156,155.55     648,224,028.57
Less:
  Retained Earnings                               (270,415.75)  (2,881,293.50)    401,241,917.54

ADM Excluded Assets (Actual)                                                       29,026,766.47     7.79      3,726,157.44

ADM for AAL Excluded Assets (Actual)                                                    2,585.00

Included Assets-Die Cast Mexico (Actual)*                                           1,019,965.42

                                               ==============  ==============  =================
ADM's June Adusted Book Value                            2.00    7,037,449.05     218,972,724.98
                                               ==============  ==============  =================

June Affiliates C/A less dividend                   (3,049.21)   2,881,293.50     197,208,945.44

                                               ==============  ==============  =================
Balance due if we had closed June                    3,051.21    4,156,155.55      21,763,779.54
                                               ==============  ==============  =================

                                                                                            7.79
                                                               USD EQUIVALENT       2,793,809.95

* NOTE:
Per Exhibit B Stock Purchase Agreement - Mexico Die Casting Assets of $130,932.66USD converted at $7.79HKD to $1USD($130,932.66 x 7.79 =
$1,019,965.42).

                                    EXHIBIT B

                               DIE CASTING ASSETS

     APPLICA MANUFACTURING
        QUERETARO PLANT
     TRANSFER FIXED ASSETS
  BUSINESS UNIT: DIE CASTING
            DOLLARS

  NUMBER
FIXED ASSETS          DESCRIPTION              MARK           MODEL       TONS            CAPACITY           VALUE
MACHINERY:
 04111000020  DIE CASTING INJECTION MACHINE   TOSHIBA         DC350C   800 GRS INYECC    420 X 420 MM       3,448.28
 04111000034  DIE CASTING INJECTION MACHINE   TOSHIBA         DC350C   2600 GRS INYECC   580 X 580 MM      23,411.98
 04111000062  DIE CASTING INJECTION MACHINE   TOSHIBA         DO3500   2600 GRS INYECC   580 X 580 MM      11,705.99
 04111000068  DIE CASTING INJECTION MACHINE   TOSHIBA         DC350C   2600 GRS INYECC   580 X 580 MM      11,705.99
 04111000060  DIE CASTING INJECTION MACHINE   TOSHIBA         DC350C   2600 GRS INYECC   580 X 580 MM      11,705.99
 04111000061  DIE CASTING INJECTION MACHINE   TOSHIBA         DC350C   2600 GRS INYECC   580 X 580 MM      11,705.99

PERIPHERAL EQUIPMENT :                                                   SUB-TOTAL                                    73,684.21

 04111000037  HEATER OIL                      REGAL                                                         1,483.84
 04111000048  HEATER OIL                      REGAL                                                         1,483.84
 04111000049  HEATER OIL                      REGAL                                                         2,434.32
 04111000073  HEATER OIL                      REGAL                                                         1,483.84
 04111000074  HEATER OIL                      QPC                                                           1,852.03
 04111000078  HEATER OIL                      QPC                                                           1,615.95
 04111000024  LUDOX SPRAYING SYSTEM           YZAR                                                            725.95
 04111000025  LUDOX SPRAYING SYSTEM           HOC GUAN SOON                                                 3,795.20
 04111000054  LUDOX SPRAYING SYSTEM           HOC GUAN SOON                                                   725.95
 04111000055  LUDOX APPLICATOR 3 CAV          YZAR                                                            725.95
 04111000056  LUDOX SPRAYING SYSTEM           HOC GUAN SOON                                                   725.95
 04111000059  LUDOX M/C & PIPING              HOC GUAN SOON                                                 2,230.28
 04111000019  FUSION FURNACE                  STRIKO          MH-11-N 750/750G-EG                          16,805.70
 04111000007  FURNACE                         CAISA                                                         1,361.16
 04111000008  FURNACE                         CAISA                                                         1,361.16
 04111000065  FURNACE                         CAISA                                                         1,469.31
 04111000066  FURNACE                         CAISA                                                         1,526.01
 04111000077  FURNACE                         CAISA                                                         1,376.67
 04111000080  FURNACE                         CAISA                                                         1,361.16
 04111000464  MECHANIC ARM                    RIMROCK                                                       3,176.04

  APPLICA MANUFACTURING
    QUERETARO PLANT
 TRANSFER FIXED ASSETS
BUSINESS UNIT: DIE CASTING
        DOLLARS

   NUMBER
FIXED ASSETS          DESCRIPTION         MARK            MODEL      TONS           CAPACITY           VALUE
------------          -----------         ----            -----      ----           --------           ------
 04111000464          MECHANIC ARM       RIMROCK                                                     3,176.04

 04111000465          MECHANIC ARM       RIMROCK                                                     3,176.04

 04111000466          MECHANIC ARM       RIMROCK                                                     3,176.04

 04111000467          MECHANIC ARM       RIMROCK                                                     3,176.04

                                                                     SUB-TOTAL                                 57,248.46
                                                                                                     -------------------
                                                                  TOTAL DIE CASTING                           130,932.66
                                                                                                     ===================

                                   EXHIBIT C

                          TRANSITION SERVICES AGREEMENT

                          TRANSITION SERVICES AGREEMENT

      This Transition Services Agreement (this "Agreement") is made and entered into as of the 28th day of July 2004, by and among Applica Consumer Products, Inc., a company organized and existing under the laws of the State of Florida and its affiliates ("Applica"), Durable Manufacturing Limited, a company organized and existing under the laws of Hong Kong, formerly known as Applica Durable Manufacturing Limited ("Durable") and Central Gold Worldwide Limited, a company organized and existing under the laws of the British Virgin Islands ("Central"). Applica, Durable and Central are collectively referred to herein as the "Parties", and each individually as a "Party."

                                   WITNESSETH:

      WHEREAS, Applica and its affiliates, Remdale Investments Limited, a company organized and existing under the laws of the British Virgin Islands and PPC Industries Limited, a company organized and existing under the laws of the British Virgin Islands and Central have entered into a stock purchase agreement dated as of even date herewith (the "Stock Purchase Agreement") with respect to the sale of the stock of Applica Durable Manufacturing Limited; and

      WHEREAS, to promote a smooth transition of Durable's business, Applica has agreed to provide or to cause its affiliates to provide to Durable certain services and Durable has agreed to provide or to cause its affiliates to provide to Applica certain services, in each case as described in Exhibit A hereto upon the terms and conditions set forth in this Agreement.

                                   AGREEMENT:

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties contained herein, the Parties agree as follows:

      1. Definitions. Capitalized terms used in this Agreement but not defined herein shall have the meanings given to them in the Stock Purchase Agreement.

      2. Services. During the term of this Agreement, the Parties shall provide or at their option shall cause one or more of their affiliates to provide, as applicable, the services described in Exhibit A to this Agreement (the "Services").

      3. Consideration. All Services provided hereunder shall be at no cost to the receiving Party.

      4. Performance Standard; Confidentiality. In providing the Services hereunder, the Parties hereto or their respective affiliates shall exercise professional judgment and diligence. All information disclosed to either Party hereunder or to their respective affiliates and identified as proprietary and confidential shall be subject to terms of the Confidentiality Agreement previously entered into on January 29, 2004 between Applica and all of its subsidiaries and affiliates and Elec-Tech International (H.K.) Company Limited and its subsidiaries or affiliates.

      5. Force Majeure; Reduction of Services. Neither Party shall be liable to the other for any delay or failure on the part of the other due to acts of war, embargo, riot or any unforeseen intervention of a governmental authority causing a complete business interruption so long as notice of such event is promptly given to the other Party. If such delay or failure continues for more than fifteen (15) days, the Parties shall meet to attempt in good faith to agree upon the actions to be taken in order to arrive at an equitable solution.

      6. Limited Liability. Neither Party shall be liable to the other, whether in negligence, breach of contract, tort or otherwise, for any damages suffered or incurred by the other arising out of or in connection with the rendering of the Services hereunder or any failure to provide a Service, except to the extent that such damages are caused by the willful misconduct or gross negligence of a Party. In no event shall any Party be liable for special, incidental or consequential losses or damages, including without limitation, loss profits.

      7. Term and Termination. This Agreement shall become effective on the date hereof and shall continue in effect until December 31, 2004 (the "Termination Date"). If the Parties mutually agree in writing, this Agreement may be extended beyond the Termination Date or terminated prior to such date.

      8. No Agency or Partnership. Nothing in this Agreement shall be deemed in any way or for any purpose to constitute either Party as an agent of the other Party in the conduct of such Party's business or to create a partnership or joint venture between the Parties.

      9. Entire Agreement; Waiver. This Agreement, together with the exhibit hereto, constitutes the entire agreement of the Parties with respect to the Services hereunder, and no waiver, alteration, or modification of any provision hereof shall be effective unless in writing and signed by authorized representatives of both Parties. Except as otherwise expressly provided herein, no provision hereof is intended to confer upon any person other than the Parties hereto any rights or remedies hereunder.

      10. Expenses. Each Party shall bear its own costs and expenses in connection with the Services to be provided hereunder.

      11. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by any Party hereto to another (herein collectively called "Notice") shall be in writing and in the English language and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by facsimile (with confirmation), or by a reputable overnight delivery service, as follows:

                          If to Central, to:

                          AMS Trustees Limited
                          P.O. Box 116
                          Road Town, Tortola
                          British Virgin Islands

                          with a copy given in the manner
                          prescribed above to Durable:

                          C/O ELEC-TECH INTERNATIONAL (H.K.) COMPANY LIMITED 1501, 15/F, 100 Canton Road
                          TsimShaTsui, Hong Kong
                          Attention:  General Manager
                          Phone No.:  (0756) 3390868
                          Facsimile No.:  (0756) 3390606
                          Phone No.:  (852) 2375-1296
                          Facsimile No.:  (852) 2375-1385

                          with a copy given in the manner
                          prescribed above to:

                          Holland & Knight LLP
                          701 Brickell Avenue, Suite 3000
                          Miami, Florida 33131
                          Attention:  Rodney H. Bell
                          Phone No.: (305) 374-8500
                          Facsimile No.: (305) 789-7799

                          If to Applica, to:

                          APPLICA CONSUMER PRODUCTS, INC.
                          5980 Miami Lakes Drive
                          Miami Lakes, Florida 33014
                          Attention:  Legal Department
                          Phone No.:  (305) 816-7025
                          Facsimile No.:  (305) 816-9616
                          with a copy given in the manner
                          prescribed above to:

                          Greenberg Traurig, P.A.
                          1221 Brickell Avenue
                          Miami, Florida 33131
                          Attention: Paul Berkowitz
                          Phone No.: (305) 579-0500
                          Facsimile No.: (305) 579-0717

      Each of the above addresses for notice purposes may be changed by providing appropriate notice hereunder. Notice given by personal delivery or certified mail shall be effective upon actual receipt. Notice given by facsimile shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next normal business day if not received during the recipient's normal business hours. Notice given by overnight delivery shall be effective on the next business day if the package containing the notice was timely delivered to the delivery service. All Notices by facsimile shall be confirmed by the sender thereof promptly after transmission in writing by registered mail or personal delivery. Anything to the contrary contained herein notwithstanding, notices to any Party hereto shall not be deemed effective with respect to such Party until such Notice would, but for this sentence, be effective both as to such Party and as to all other persons to whom copies are provided above to be given.

      12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, except that this Agreement may not be assigned in whole or in part without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld.

      13. Construction. As used in this Agreement, the plural shall include the singular and the singular shall include the plural. With regard to each and every term and condition of this Agreement, the Parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the Parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which Party actually prepared, drafted or requested this Agreement.

      14. Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party has received a counterpart hereof signed by the other Party hereto. Facsimile signatures are acceptable as originals.

      15. Captions. The captions used in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

      16. Severability. Any provision of this Agreement that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

      17. Further Assurances. The Parties agree to execute and deliver such other instruments and documents and take such other actions as any Party to this Agreement may reasonably request in connection with the transactions contemplated by this Agreement, including, without limitation, transmitting and crediting all monies received by a Party in error to the appropriate Party.

      18. Governing Law. This Agreement shall be construed and interpreted in accordance with and governed by the laws of the State of Florida (without regard to the choice of law provisions thereof).

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

                                              APPLICA CONSUMER PRODUCTS, INC.:

                                              By:_______________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                              CENTRAL GOLD WORLDWIDE LIMITED:

                                              By:_______________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                              DURABLE MANUFACTURING
                                              LIMITED (formerly known as Applica
                                              Durable Manufacturing Limited):

                                              By:_______________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                    EXHIBIT A
                                  THE SERVICES

Engineering

-   Quality/Testing Lab

-   Engineering Documentation

-   Tooling

-   People

    -   John Cheung

    -   YC Lee

    -   Wesley Chiu

    -   Weiman Chung

    -   David Wong

    -   Alternate:  Johnny Chow

Creative Services

-   Assistance with product packaging artwork, including the printing process

-   People

    -   Rita Lung

    -   Woon Lam

ADEL/AAL

-   Accounting systems and support

- Transfer of orders, invoicing, payments and collections from ADEL to AAL (Applica to get credit for all such business after the Effective Date)

-   People

    -   Sze Sze Fung

    -   Katheria Cheung

    -   Louisa Szeto

    -   Mandy Chung

    -   Lily Li

IT

-   Software Licenses

    -   ProE, PDM Link, Lotus Notes, QAD

-   Hardware

-   Disaster Recover (AAL backups)

-   People

    -   Dereck Chu

Other

-   Dormitories for China staff

-   Component manufacturing

-   Cancellation of Bank lines/Applica guarantee

-   Assignment of A/R

- Assistance with transfer of die casting assets from Mexico, including assistance with disassembling, packaging, shipping, installing, configuring and achieving the good working order of such assets

-   People

    -   Ricky Wong

    -   Au Young Ban

    -   Alternative - Vincent Lai

The Parties shall take all such other actions as any Party may reasonably request from time to time in order to effectuate a reasonable and orderly de-linking of shared services.

                                   EXHIBIT D

                              ASSIGNMENT AGREEMENT

                              ASSIGNMENT AGREEMENT

      THIS ASSIGNMENT AGREEMENT (this "Agreement") is made as of this 28th day of July 2004, by and among APPLICA DURABLE MANUFACTURING LIMITED, a company organized and existing under the laws of Hong Kong (the "Assignor"), PPC INDUSTRIES LIMITED, a company organized and existing under the laws of the British Virgin Islands, APPLICA INCORPORATED, a company organized and existing under the laws of the State of Florida and REMDALE INVESTMENTS LIMITED, a company organized and existing under the laws of the British Virgin Islands (each an "Assignee", collectively, the "Assignees"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement (as hereinafter defined). The Assignor and the Assignees are collectively referred to herein as the "Parties", and each individually as a "Party".

                                    RECITALS

      WHEREAS, the Assignees are shareholders of the Assignor and are Sellers under the terms of a Stock Purchase Agreement dated as of even date herewith, by and among the Assignees and Central Gold Worldwide Limited, a company organized and existing under the laws of the British Virgin Islands (the "Stock Purchase Agreement");

      WHEREAS, in connection with the payment of the Purchase Price pursuant to
Section 2 of the Stock Purchase Agreement, the Assignor desires to assign its rights, title and interest in and to (i) the Receivables attached hereto as Exhibit A and (ii) the Excluded Assets to the Assignees or their affiliates; and

      WHEREAS, the Assignees desire to accept the foregoing assignment from the Assignor.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignees agree as follows:

      1. The Assignor does hereby assign, convey and transfer, without recourse, all of its rights, title and interest in and to (i) the Receivables and (ii) the Excluded Assets to the Assignees or any of their affiliates and the Assignees hereby accept such assignment on behalf of themselves and their affiliates. From and after the date hereof, the Assignees and any of their affiliates shall be entitled to all of the Assignor's rights, powers and privileges under any document evidencing the Receivables and the Excluded Assets.

      2. Each of the Assignor and the Assignees hereby agrees to execute and deliver such other instruments and documents and take such other actions as any Party to this Agreement may reasonably request in connection with the transactions contemplated by this Agreement.

      3. This Agreement shall be deemed to be a contract pursuant to the laws of the State of Florida (excluding any conflict of law, rule or principle that would refer to the laws of another jurisdiction).

      4. This Agreement may be executed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party has received a counterpart hereof signed by the other Parties hereto. Facsimile signatures are acceptable as originals.

      IN WITNESS WHEREOF, the Assignees and the Assignor have caused this Agreement to be duly executed as of the date first written above by their duly authorized representatives.

                                     ASSIGNOR:

                                     APPLICA DURABLE MANUFACTURING LIMITED

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     ASSIGNEES:

                                     PPC INDUSTRIES LIMITED

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     REMDALE INVESTMENTS LIMITED

                                     By:________________________________________
                                     Name:_____________________________________
                                     Title:_____________________________________

                                     APPLICA INCORPORATED

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                   EXHIBIT E

              BOUGHT NOTES, SOLD NOTES AND INSTRUMENT OF TRANSFER

                      APPLICA DURABLE MANUFACTURING LIMITED
                           (Incorporated in Hong Kong)


                                    SOLD NOTE


Name of Purchaser (Transferee):    CENTRAL GOLD WORLDWIDE LIMITED
                                -----------------------------------------------
Address:    P.O. BOX 116, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS
         ----------------------------------------------------------------------
Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
-------------------------------------------------------------------------------
Number of Shares: 6,156 CLASS A SHARES of par value  HK$50.00      each
                  --------------------               ------------
Consideration Received:      US$132,390.00
                        -------------------------------------------------------

                                                  For and on behalf of
                                                  APPLICA INCORPORATED



                                                  DIRECTOR
                                                  -----------------------------
                                                           (Transferor)
Date:

-------------------------------------------------------------------------------

                                  BOUGHT NOTE

Name of Seller (Transferor):   APPLICA INCORPORATED
                             --------------------------------------------------
Address: 5980 MIAMI LAKES DRIVE, MIAMI LAKES, FLORIDA 33014,
         ----------------------------------------------------------------------
         UNITED STATES OF AMERICA
         ----------------------------------------------------------------------


Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
-------------------------------------------------------------------------------
Number of Shares: 6,156 CLASS A SHARES of par value HK$50.00     each
                  --------------------              ------------
Consideration Paid:     US$132,390.00
                    -----------------------------------------------------------

                                                  For and on behalf of
                                                  Central Gold Worldwide Limited



                                                  DIRECTOR
                                                  -----------------------------
                                                         (Transferee)
Date:

                             INSTRUMENT OF TRANSFER


I (We),                                   :  APPLICA INCORPORATED
of                                        :  5980 Miami Lakes Drive,
                                             Miami Lakes, Florida 33014,
                                             United States of America

in consideration of the Sum of Dollars    :  US$132,390.00

paid to me (us) by                        :  CENTRAL GOLD WORLDWIDE LIMITED
occupation                                :  corporation
of                                        :  P.O. Box 116, Road Town,
                                             Tortola, British Virgin Islands



(hereinafter called "the said transferee") do hereby transfer to the said transferee the 6,156 fully paid Class A Shares, standing in my (our) name in the Register of APPLICA DURABLE MANUFACTURING LIMITED to hold unto the said transferee, his executors, administrators or assigns, subject to the execution hereof. And I (we) the said transferee do hereby agree to take the said Share(s) subject to the same conditions.

Witness our hands the               day of


Witness to the signature(s)             )        For and on behalf of
of                                      )        APPLICA INCORPORATED
Name:                                   )
Address:                                )
                                        )
                                        )        ---------------------
                                        )        Authorised Signature(s)
                                        )
-------------------------------         )        -------------------------------
Signature of Witness                             Signature of TRANSFEROR


Witness to the signature(s)             )        For and on behalf of
of                                      )        CENTRAL GOLD
Name:                                   )        WORLDWIDE LIMITED
Address:                                )
                                        )
                                        )
                                        )        ---------------------
                                        )        Authorised Signature(s)
                                        )
-------------------------------         )        -------------------------------
Signature of Witness                             Signature of TRANSFEREE

                      APPLICA DURABLE MANUFACTURING LIMITED
                           (Incorporated in Hong Kong)


                                    SOLD NOTE

Name of Purchaser (Transferee):    CENTRAL GOLD WORLDWIDE LIMITED
                                ------------------------------------------------
Address:    P.O. BOX 116, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS
         ----------------------------------------------------------------------
Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
--------------------------------------------------------------------------------
Number of Shares:   550 CLASS B SHARES   of par value   HK$50.00   each
                  ----------------------              -------------
Consideration Received:    US$11,828.20
                        --------------------------------------------------------

                                                For and on behalf of
                                                APPLICA INCORPORATED



                                                DIRECTOR
                                                --------------------------------
                                                             (Transferor)
Date:

--------------------------------------------------------------------------------

                                   BOUGHT NOTE

Name of Seller (Transferor):   APPLICA INCORPORATED
                             ---------------------------------------------------
Address:   5980 MIAMI LAKES DRIVE, MIAMI LAKES, FLORIDA 33014,
         -----------------------------------------------------------------------
           UNITED STATES OF AMERICA
         -----------------------------------------------------------------------
Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
--------------------------------------------------------------------------------
Number of Shares:   550 CLASS B SHARES of par value   HK$50.00    each
                  --------------------              -------------
Consideration Paid:    US$11,828.20
                    ------------------------------------------------------------

                                                For and on behalf of
                                                Central Gold Worldwide Limited



                                                DIRECTOR
                                                --------------------------------
                                                             (Transferee)
Date:

                             INSTRUMENT OF TRANSFER


I (We),                                     :  APPLICA INCORPORATED
of                                          :  5980 Miami Lakes Drive,
                                               Miami Lakes, Florida 33014,
                                               United States of America

in consideration of the Sum of Dollars      :  US$11,828.20

paid to me (us) by                          :  CENTRAL GOLD WORLDWIDE LIMITED
occupation                                  :  corporation
of                                          :  P.O. Box 116, Road Town,
                                               Tortola, British Virgin Islands



(hereinafter called "the said transferee") do hereby transfer to the said transferee the 550 fully paid Class B Shares, standing in my (our) name in the Register of APPLICA DURABLE MANUFACTURING LIMITED to hold unto the said transferee, his executors, administrators or assigns, subject to the execution hereof. And I (we) the said transferee do hereby agree to take the said Share(s) subject to the same conditions.

Witness our hands the               day of


Witness to the signature(s)            )        For and on behalf of
of                                     )        APPLICA INCORPORATED
Name:                                  )
Address:                               )
                                       )
                                       )        ---------------------
                                       )        Authorised Signature(s)
                                       )
-------------------------------        )       ---------------------------------
Signature of Witness                            Signature of TRANSFEROR


Witness to the signature(s)            )        For and on behalf of
of                                     )        CENTRAL GOLD
Name:                                  )        WORLDWIDE LIMITED
Address:                               )
                                       )
                                       )
                                       )        ---------------------
                                       )        Authorised Signature(s)
                                       )
-------------------------------        )       ---------------------------------
Signature of Witness                            Signature of TRANSFEREE

                      APPLICA DURABLE MANUFACTURING LIMITED
                           (Incorporated in Hong Kong)


                                    SOLD NOTE

Name of Purchaser (Transferee):    CENTRAL GOLD WORLDWIDE LIMITED
                                ------------------------------------------------
Address:    P.O. BOX 116, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS
         -----------------------------------------------------------------------
Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
--------------------------------------------------------------------------------
Number of Shares:   1,263,600 CLASS A SHARES  of par value  HK$50.00   each
                  ---------------------------              -----------
Consideration Received:    US$27,174,777.00
                        --------------------------------------------------------

                                                For and on behalf of
                                                PPC INDUSTRIES LIMITED



                                                DIRECTOR
                                                --------------------------------
                                                             (Transferor)
Date:

-------------------------------------------------------------------------------

                                   BOUGHT NOTE

Name of Seller (Transferor):   PPC INDUSTRIES LIMITED
                             ---------------------------------------------------
Address:   CITCO BUILDING, WICKHAM'S CAY, PO BOX 622, ROAD TOWN,
         -----------------------------------------------------------------------
           TORTOLA, BRITISH VIRGIN ISLANDS
         -----------------------------------------------------------------------
Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
--------------------------------------------------------------------------------
Number of Shares:   1,263,600 CLASS A SHARES  of par value    HK$50.00   each
                  ---------------------------              -------------
Consideration Paid:    US$27,174,777.00
                    ------------------------------------------------------------

                                                For and on behalf of
                                                Central Gold Worldwide Limited



                                                DIRECTOR
                                                --------------------------------
                                                             (Transferee)
Date:

                             INSTRUMENT OF TRANSFER


I (We),                                    :  PPC INDUSTRIES LIMITED
of                                         :  Citco Building, Wickham's Cay,
                                              PO Box 622, Road Town,
                                              Tortola,  British  Virgin Islands

in consideration of the Sum of Dollars     :  US$27,174,777.00

paid to me (us) by                         :  CENTRAL GOLD WORLDWIDE LIMITED
occupation                                 :  corporation
of                                         :  P.O. Box 116, Road Town,
                                              Tortola, British Virgin Islands



(hereinafter called "the said transferee") do hereby transfer to the said transferee the 1,263,600 fully paid Class A Shares, standing in my (our) name in the Register of APPLICA DURABLE MANUFACTURING LIMITED to hold unto the said transferee, his executors, administrators or assigns, subject to the execution hereof. And I (we) the said transferee do hereby agree to take the said Share(s) subject to the same conditions.

Witness our hands the               day of


Witness to the signature(s)               )    For and on behalf of
of                                        )    PPC INDUSTRIES LIMITED
Name:                                     )
Address:                                  )
                                          )
                                          )    ---------------------
                                          )    Authorised Signature(s)
                                          )
-------------------------------           )    --------------------------------
Signature of Witness                           Signature of TRANSFEROR


Witness to the signature(s)               )    For and on behalf of
of                                        )    CENTRAL GOLD
Name:                                     )    WORLDWIDE LIMITED
Address:                                  )
                                          )
                                          )
                                          )    ---------------------
                                          )    Authorised Signature(s)
                                          )
-------------------------------           )    --------------------------------
Signature of Witness                           Signature of TRANSFEREE

                      APPLICA DURABLE MANUFACTURING LIMITED
                           (Incorporated in Hong Kong)


                                    SOLD NOTE

Name of Purchaser (Transferee):    CENTRAL GOLD WORLDWIDE LIMITED
                                ------------------------------------------------
Address:    P.O. BOX 116, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS
         -----------------------------------------------------------------------
Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
--------------------------------------------------------------------------------
Number of Shares: 27,522 CLASS B SHARES of par value    HK$50.00    each
                  ---------------------              ------------
Consideration Received:    US$591,883.85
                        --------------------------------------------------------

                                                For and on behalf of
                                                PPC INDUSTRIES LIMITED



                                                DIRECTOR
                                                --------------------------------
                                                             (Transferor)
Date:

--------------------------------------------------------------------------------

                                   BOUGHT NOTE

Name of Seller (Transferor):   PPC INDUSTRIES LIMITED
                             ---------------------------------------------------
Address: CITCO BUILDING, WICKHAM'S CAY, PO BOX 622, ROAD TOWN,
         -----------------------------------------------------------------------
         TORTOLA, BRITISH VIRGIN ISLANDS
         -----------------------------------------------------------------------
Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
--------------------------------------------------------------------------------
Number of Shares:   27,522 CLASS B SHARES of par value  HK$50.00  each
                  -----------------------              ----------
Consideration Paid:    US$591,883.85
                    ------------------------------------------------------------

                                                For and on behalf of
                                                Central Gold Worldwide Limited



                                                DIRECTOR
                                                --------------------------------
                                                             (Transferee)
Date:

                             INSTRUMENT OF TRANSFER


I (We),                                      :  PPC INDUSTRIES LIMITED
of                                           :  Citco Building, Wickham's Cay,
                                                PO Box 622, Road Town,
                                                Tortola, British Virgin Islands

in consideration of the Sum of Dollars       :  US$591,883.85

paid to me (us) by                           :  CENTRAL GOLD WORLDWIDE LIMITED
occupation                                   :  corporation
of                                           :  P.O. Box 116, Road Town,
                                                Tortola, British Virgin Islands



(hereinafter called "the said transferee") do hereby transfer to the said transferee the 27,522 fully paid Class B Shares, standing in my (our) name in the Register of APPLICA DURABLE MANUFACTURING LIMITED to hold unto the said transferee, his executors, administrators or assigns, subject to the execution hereof. And I (we) the said transferee do hereby agree to take the said Share(s) subject to the same conditions.

Witness our hands the               day of


Witness to the signature(s)             )      For and on behalf of
of                                      )      PPC INDUSTRIES LIMITED
Name:                                   )
Address:                                )
                                        )
                                        )      ---------------------
                                        )      Authorised Signature(s)
                                        )
-------------------------------         )     ---------------------------------
Signature of Witness                           Signature of TRANSFEROR


Witness to the signature(s)             )      For and on behalf of
of                                      )      CENTRAL GOLD
Name:                                   )      WORLDWIDE LIMITED
Address:                                )
                                        )
                                        )
                                        )      ---------------------
                                        )      Authorised Signature(s)
                                        )
-------------------------------         )     ---------------------------------
Signature of Witness                           Signature of TRANSFEREE

                      APPLICA DURABLE MANUFACTURING LIMITED
                           (Incorporated in Hong Kong)


                                    SOLD NOTE

Name of Purchaser (Transferee):    CENTRAL GOLD WORLDWIDE LIMITED
                                ------------------------------------------------
Address:    P.O. BOX 116, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS
         -----------------------------------------------------------------------
Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
--------------------------------------------------------------------------------
Number of Shares:   9,234 CLASS B SHARES  of par value   HK$50.00  each
                  -----------------------              -----------
Consideration Received:    US$198,585.00
                        --------------------------------------------------------

                                                For and on behalf of
                                                REMDALE INVESTMENTS
                                                LIMITED



                                                DIRECTOR
                                                --------------------------------
                                                             (Transferor)
Date:

--------------------------------------------------------------------------------

                                   BOUGHT NOTE

Name of Seller (Transferor):   REMDALE INVESTMENTS LIMITED
                             ---------------------------------------------------
Address: CITCO BUILDING, WICKHAM'S CAY, PO BOX 622, ROAD TOWN,
         -----------------------------------------------------------------------
         TORTOLA, BRITISH VIRGIN ISLANDS
         -----------------------------------------------------------------------
Name of Company in which the shares to be transferred:

APPLICA DURABLE MANUFACTURING LIMITED
--------------------------------------------------------------------------------
Number of Shares:   9,234 CLASS B SHARES of par value  HK$50.00  each
                  ----------------------              ----------
Consideration Paid:    US$198,585.00
                    ------------------------------------------------------------

                                                For and on behalf of
                                                Central Gold Worldwide Limited



                                                DIRECTOR
                                                --------------------------------
                                                             (Transferee)
Date:

                             INSTRUMENT OF TRANSFER


I (We),                                     :  REMDALE INVESTMENTS LIMITED
of                                          :  Citco Building, Wickham's Cay,
                                               PO Box 622, Road Town,
                                               Tortola, British Virgin Islands

in consideration of the Sum of Dollars      :  US$198,585.00

paid to me (us) by                          :  CENTRAL GOLD WORLDWIDE LIMITED
occupation                                  :  corporation
of                                          :  P.O. Box 116, Road Town,
                                               Tortola, British Virgin Islands



(hereinafter called "the said transferee") do hereby transfer to the said transferee the 9,234 fully paid Class B Shares, standing in my (our) name in the Register of APPLICA DURABLE MANUFACTURING LIMITED to hold unto the said transferee, his executors, administrators or assigns, subject to the execution hereof. And I (we) the said transferee do hereby agree to take the said Share(s) subject to the same conditions.

Witness our hands the               day of


Witness to the signature(s)               )      For and on behalf of
of                                        )      REMDALE INVESTMENTS
Name:                                     )      LIMITED
Address:                                  )
                                          )
                                          )
                                          )      ---------------------
                                          )      Authorised Signature(s)
                                          )
-------------------------------           )     --------------------------------
Signature of Witness                             Signature of TRANSFEROR


Witness to the signature(s)               )      For and on behalf of
of                                        )      CENTRAL GOLD
Name:                                     )      WORLDWIDE LIMITED
Address:                                  )
                                          )
                                          )
                                          )      ---------------------
                                          )      Authorised Signature(s)
                                          )
-------------------------------           )     --------------------------------
Signature of Witness                             Signature of TRANSFEREE